EXHIBIT 99
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THE FOLLOWING CERTIFICATION IS PROVIDED BY EACH OF THE UNDERSIGNED CHIEF
EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF PRIVATEBANCORP, INC. (THE "COMPANY") ON THE BASIS OF SUCH OFFICER'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

In connection with the Annual Report of the PrivateBancorp, Inc. Savings and Retirement Plan (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on June 30, 2003 (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

                                               By:      /s/ Ralph B. Mandell
                                                        ---------------------
                                               Name:    Ralph B. Mandell
                                               Title:   Chairman, President and
                                                        Chief Executive Officer
                                               Date:    June 30, 2003

                                               By:      /s/ Dennis L. Klaeser
                                                        ---------------------
                                               Name:    Dennis L. Klaeser
                                               Title:  Chief Financial Officer
                                               Date:   June 30, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of the Report.